Accrued Expenses and Other Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($)		Jun. 30, 2026	Jun. 30, 2025
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Wages and welfare payable		$ 564,010	$ 660,589
Professional service fees		78,055	402,458
Loan from third party	[1]	2,234,398
Others		89,846	50,056
Total		$ 2,966,309	$ 1,113,103

[1]	During April 2026, the Company received a $2.1 million advance from HANGTIE (CHINA AND HONGKONG) ENG CO LTD for working capital purposes. The advance accrued interest at 0.1% daily and was personally guaranteed by the CEO. The outstanding balance was fully settled in July 2026.